Exhibit 99.01

Stock Code: 688082	Short Name: ACMSH

ACM Research (Shanghai), Inc.

Records of Investor Relation Activities in August 2022

Categories of investor relation activities	☐ Specific object survey	☐ Analyst meeting
	☐ Media interview	☑ Performance briefing
	☐ Press conference	☑ Roadshow
	☐ Site visit	☑ Others (investor presentation)
Date	August 2022
Place	Conference call
Receptionists of the listed company	Chairman: HUI WANG General Manager: JIAN WANG Person in Charge of Financial Matters: LISA YI LU FENG Board Secretary: MINGZHU LUO Finance Director: LAN WANG
Summary of investor relation activities
Leaders of ACM Research (Shanghai), Inc. (the “Company”) described the semi-annual performance of the Company, and answered questions of concern by investors.

●          Q&A:
1. How about the reliance on parts overseas? Will the reliance affect delivery?
A: Standard parts are mainly imported, and domestic parts are mostly workpieces. The Company is also cultivating domestic suppliers, especially those on wet process parts. Meanwhile, the Company is considering introducing some overseas suppliers to China for domestic production. As a leading wet process equipment supplier in China, the Company assumes the responsibility of parts localization. However, the localization will still take some time and also any significant changes to suppliers will need to be qualified by the Company’s customers. In general, reliability needs to be proved by time.

2. Why does the Company have a negative non-recurring profit and loss?
A: The negative non-recurring profit and loss is due to the Company’s ownership of SMIC shares which are marked to market.

3. Why is there a larger number of orders for wet bench cleaners?
A: The Company’s larger number of orders for wet bench cleaners was attributed to, to some extent, the current global supply chain tightness. There are only 3 global suppliers, namely DNS, TEL and the Company, that can produce a full range of 12-inch wet bench cleaners. DNS and TEL generally focus their production capacities on supplying overseas customers, which provides a good opportunity to the Company. The Company has also obtained a large number of orders from second-tier companies with rapid growth.

4. What are the proportions of the Company’s front-end orders and back-end orders?
A: The front-end equipment orders account for approximately 85%, while the back-end packaging, large wafer manufacturing and after-sales orders account for approximately 15%. The order structure will change in response to the demand of customers. Since the customers’ demand for equipment will not show concurrently, the orders may fluctuate to some extent. Nevertheless, the logic and strategic objectives of production expansion remain unchanged.

5. How many orders from overseas customers?
A: Semiconductor equipment is a global industry. We expect that the differentiated products developed and produced by the Company can be sold to customers worldwide. ACM Research, Inc.’s sales and marketing team is actively marketing the Company’s products to additional markets beyond mainland China.

6. Please briefly describe the localization of parts?
A: It is hard to quantify this issue, but generally speaking, more and more domestic parts are used. Except for some products which are subject to compulsory standards, the Company is actively applying domestic products. Previously, some customers were concerned about replacing suppliers of core parts that have been verified at the client side. However, against a background of the tight global supply chain, more and more customers can understand the replacement of suppliers and support the use of domestic parts, which also help promote the diversification and localization of parts.

7. Will the delivery of parts have an impact on the Company’s performance recognition?
A: The Company adopts a diversified strategy and selects different suppliers in the procurement of parts. Meanwhile, to facilitate taking domestic parts as an alternative, the Company will actively use parts from domestic suppliers as long as they can meet the Company’s need. At present, some parts from domestic suppliers are ready for use.

8. How did the Company develop furnace tubes while having recorded a good performance in cleaning equipment?
A: On the one hand, the Chairman is experienced in developing furnace tubes. On the other hand, the furnace tubes are jointly developed by the Company and its wholly-owned subsidiary ACM Korea, with better effect than doing it individually.

9. In the first half of the year, the Company’s shipment volume increased significantly. Can the Company successfully accomplish the original shipment plan in the second half of the year under such an increase? What is the expected production capacity of the Company in the second half of the year?
A: In the first quarter, the Company was hindered to a certain extent by the pandemic as to the delivery of equipment. Nevertheless, the equipment whose delivery was affected in the first quarter was duly delivered in the second quarter with the gradual work resumption and the easing of pandemic tension. At this stage, the production capacity has been fully restored to normal and even improved. In the second half of the year, the Company plans to focus on production by further improving supply chain management, improving production efficiency of workshops and introducing new production systems to facilitate its shipment thereby meeting its order requirements.

10. What is the Company’s difference in the R&D mode, R&D team construction, and technical talent reserve, etc. compared with the Company’s previous ones and those of other companies?
A: The Company has broad R&D activities with constantly innovating technology. Since entering Shanghai in 2006, the R&D team has been pursuing differentiation and integrating new elements into the development process. After more than ten years of team training, the team members have become very familiar with the ideas and schemes of differentiation research. Besides, most of the semiconductor equipment shows certain commonality for being designed to have the characteristics of uniformity and repeatability. The Company will also continue its focus on product differentiation and technical characteristics, and maintain the pursuit of original innovation, in the hope of leapfrogging large factories overseas in the future, which also embodies its R&D ideas.

11. What is the Company’s definition of the coverage of its equipment? What kind of platform model will be formed and what fields will be involved?
A: The Company will not address all segments of the semiconductor capital equipment market. It is a major transition from wet process to dry process. The Company will continue its efforts in these two fields first, without focus on the rest including measuring instruments at this stage. Centering on the supply of equipment, the Company will, in the next two or three years, be committed to improving the market coverage of existing equipment, increasing the corresponding market share, and promoting the differentiated equipment to the world, so as to grow its existing products with every endeavor.

12. How about the Company’s shipment overseas and future prospect on this regard? What are the types of overseas customers?
A: This year, two tools have been delivered to an American customer. In the future, the equipment used by the major American customer may attract the attention of customers in other regions, such as Singapore and Europe. However, it will take time for overseas sales to improve. The overseas market accounts for more than 70% of the market in the semiconductor industry, representing the potential for significant growth for the Company. The Company intends to balance its domestic and international sales over the long-term. Adhering to the ultimate goal of becoming a global platform-based semiconductor equipment enterprise, the Company aims at contributing the differentiated equipment developed by it to the world, which is supported by the special structure of its listing on the exchanges of both U.S. and China. The Company’s multiple product offerings that have been scaled with major customers in mainland China is applicable to a range of major potential overseas customers.

13. The gross profit margin of the Company in the second quarter and the first half of the year exceeded the expected level. What are the gross profit margin of each business line of the Company and their differences?
A: The gross profit margin of each business varies from each other, with the overall gross profit margin mainly depending on the product portfolio. There is a positive correlation between the complexity of product technology and the gross profit margin that the higher the technical level and complexity is, the higher the gross profit margin is. Products with simple technology and intense market competition record a low gross profit margin. At this stage, the Company will take 40% - 45% as the benchmark for gross profit margin. After some products enter the international market in the future and the advantages of product differentiation are shown, the gross profit margin has the potential to exceed 45%.

14. How about the Company’s shipment volume in the first half of the year under the influence of the COVID-19 pandemic? What is the expected production capacity of the Company in the second half of the year?
A: In the first quarter, the Company was hindered to a certain extent by the pandemic as to the delivery of equipment. Nevertheless, the equipment whose delivery was affected in the first quarter was duly delivered in the second quarter with the gradual work resumption and the easing of pandemic tension. At this stage, the production capacity has been fully restored to normal and even improved. In the second half of the year, the Company will focus on production in the third and fourth quarters by stepping up supply chain management, improving production efficiency of workshops and introducing new production systems to facilitate its shipment thereby meeting its order requirements.

15. Can you introduce the Company’s situation in respect of customer acquisition?
A: The Company has had a good performance in customer acquisition. In addition to such major customers as Yangtze Memory, Huahong Group, Hynix, SMIC, CXMT, JCET, TFME, SJsemi, Nepes, JRH, Wafer Works, IMECAS, ICRD, NCAP, Silan, XinEn Semiconductor, Nexchip, CASMeit and JSSI who have repeated their orders, the Company has acquired several new customers at home and abroad through its effort. The R&D achievements of the Company on its products have been recognized by mainstream customers in the industry, with a satisfactory client-side validation, enhancing the competitiveness of the Company’s products.

16. The barrier of wet bench equipment is lower than that of single wafer equipment, and there are also domestic companies engaged in the manufacturing of wet bench equipment. Will the Company be under great competition pressure in such context?
A: Wet bench equipment is subject to a certain technical threshold, to which reliability is very critical because it will be used for cleaning 25 to 50 pieces at a time. The Company is the only company that can provide a full range of 12-inch wet bench cleaning equipment in China.
At present, high-end 12-inch equipment still requires great process difficulties from part design to manufacturing, which is not something that can be easily developed. More difficulties will follow in case of stricter particle requirements. Currently, the Company has covered all processes for wet bench equipment, and is also taking market share from overseas competitors.

17. How many processes can the Company cover with its technical capacity currently?
A: Currently, from the perspective of process deployment, the Company’s technology can cover 80% of the processes. This year, supercritical CO2 drying and cleaning equipment as well as edge cleaning equipment will be launched, after the launch of which, more than 90% of the cleaning processes will be covered.

18. In the first half of this year, some of the Company’s R&D expenses were capitalized. Will capitalization become the norm in the future?
A: The decrease in the Company’s R&D expense rate this year is mainly attributable to the R&D expense capitalization strategy implemented since this year for which the Company has also taken reasonable measures. Currently, the capitalization is relatively sound, only accounting for 17%. Meanwhile, we will continue to invest in R&D, expecting to maintain the expensing at a level of about 14% - 15%, with the total investment accounting for about 17% - 18% of the R&D expenses.

19. What is the impact of the pandemic in Jiangsu Semiconductor Packaging and Testing Plant in the first quarter on the overall acceptance and shipment of packaging and testing equipment this year? What is the Company’s expectation of shipment next year?
A: It has had little impact on us thus far overall. The Company’s packaging machine and associated services are in a normal state. The shipment next year will depend on the consumer market development, given the 12-inch production line in China is under construction. After the construction is completed for production, most packaging will be conducted in mainland China. We remain optimistic for the future packaging market in China.

Encl.: List of Participants
Artisan Partners Limited Partnership - Artisan Partners Funds, Inc - Artisan Global Equity Fund-QFII
Bellevue Equity
BRILLIANCE - BRILLIANT PARTNERS FUND LP
Causeway
China Southern Asset Management Co., Ltd
CICC
Coalescence
Destination Partners Limited
Essence Securities Asset Management Company Limited
Fountain Cap
Green Court Capital
Haitong International
HARVEST FUND MANAGEMENT CO LTD
HEL VED CAPITAL MANAGEMENT LIMITED
INVENTIO
JF Asset Management Limited
longrising
LYGH Capital
Marco Polo Pure Asset Management Ltd
Mighty Divine
Millennium Capital Management (Hong Kong) Limited
MINDHAND FUND SPC ACTING FOR AND IN RESPECT OF MINDHAND EQUITY FUND SP (MARGIN)
Mountain capital
Orient Asset Management (Hong Kong) Limited
Parantoux
PICC Property and Casualty Co Ltd
Picea Investment Management
Pinpoint
Point72
QUAERO CAPITAL LLP
RBC INVESTMENT SERVICES (ASIA) LTD
Rheos Capital
Shandao
Shuang An
TAIKANG INSURANCE GROUP INC
TB partners
TEMASEK FULLERTON ALPHA PTE LTD
Tiger Pacific
Willing Capital Management
Winfor Capital
YUNQI PATH CAPITAL MASTER FUND

Aijian Securities Business Department
Essence Fund
Essence Securities Co., Ltd.
Baoying Fund Management Co., Ltd.
Power Pacific
Fengpei Capital LLC
Beijing Suncapital Co., Ltd.
Beijing Jingxing Asset Management Co., Ltd.
Beijing Nuochang Investment Management Co., Ltd.
Beijing Shennong Capital Management Co., Ltd.
Beijing Yutian Capital Management Co., Ltd.-Yutian Harvest No. 5 Private Equity Investment Fund
Green Court Capital
Bosera Fund Management Co., Ltd.
Boyuan Fund
Caitong Fund Management Co., Ltd.
Zen Dragon Asset Management Co., Ltd.
Chiyue Investment
Chuangjin Hexin Fund
Purekind Fund Management Co., Ltd.
Dacheng Fund
Dajia Assets
Dapu Asset
Springs Capital (Beijing) Limited
Tebon Fund Management Co., Ltd.
DingCheng Life Insurance Company Limited
Northeast Securities
Oriental Alpha Fund Management Co., Ltd.
Orient Fund Management Co., Ltd.
Orient Securities
Soochow Asset Management Co., Ltd.
Founder Fubon
Founder Securities
FuJian Rongxin Huida Asset Management Co., Ltd.
Fuanda
Fullerton Investment
Fullgoal Fund
Franklin Templeton SinoAm Investment Trust
FORTUNE & ROYAL ASSET
Perseverance Asset Management
SUNRISE ASSET
ICBC Credit Suisse
Granford (Beijing) Capital Management Co., Ltd.-Granford Fengyue Securities Investment Fund

Everbright Pramerica Fund Management Co., Ltd.
Everbright Securities
GF FUNG MANAGEMENT
GF SECURITIES
CGB Wealth Management Co., Ltd.
Guangzhou Hangchang Investment Management Co., Ltd.
Guojun Asset Management
Sinolink Securities
CPIC FUND
China Life AMP Asset Management Co., Ltd.
Guotai Asset Management Co., Ltd.
Guotai Jun’an
UBS SDIC
Guosen Securities
HFT Investment Management Co., Ltd.
Hainan Omnilux Private Equity Fund Management Center (Limited Partnership)
Hainan Tuopu Private Equity Fund Management Co., Ltd. - Tuopu Haiyue Growth Private Equity Securities Investment Master Fund
Haitong International
Haitong Securities Asset Management Co., Ltd.
Financial Management Subsidiary of Hangzhou Bank
Aerospace Science & Technology Finance Co., Ltd.
Haojun Investment Management Co., Ltd.
TRIVEST ADVISORS
Union Asset Management Co., Ltd.
Hengshi Capital Management (Shanghai) Co., Ltd.
Hengtai Private
HOTEON Capital Limited
FocusBridge
HENGSHENG ASSET MANAGEMENT(Shanghai) Co., Ltd.
HONY HORIZON Fund Co., Ltd.
Sequoia Capital
Hwabao Trust Co., Ltd.
Fortune Sg Fund Management Co., Ltd.
Huafu Fund Management Co., Ltd.
South China Yongchang Securities Investment Trust
Huarong Securities Co., Ltd.
China Merchants Fund
Huatai-Pinebridge
Huatai Securities
Huatai Securities (Shanghai) Asset Management Co., Ltd.
China Wealth Management
China Asset Management Co., Ltd.
China Everwin

China Future Capital Group Co., Ltd.
HSBC Jintrust Fund Management Company Limited
HSBC Securities
Amundi BOC Wealth Management
Huisheng Fund Management Co., Ltd.
Harvest Fund
CCB Principal Asset Management Co., Ltd.
Jiangxi Bide Mingqi Asset Management Co., Ltd.
Bank of Communications Schroder
Bank of Communications Schroder Fund
Genius Investment
Jinxin Fund Management Co., Ltd.
Evolution Asset
Invesco Great Wall
Everbloom Investment
JT Asset Management Co., Ltd.
JIU GE Investment
Kaiyuan Securities Co., Ltd.
Kunming Huachen Investment Co., Ltd.
Kunming Yunneng Capital Management Co., Ltd.
Minsheng Royal Fund
Minsheng Securities
River Fund
Morgan Stanley Huaxin
Southern Huijin
Southern Asset Management Co., Ltd.
ABC-CA Fund Management
Lion Fund
Lord Abbert China Asset Management Co., Ltd.
Penghua Fund
PENGYANG AMC
Ping An Fortune
Ping An Securities Co., Ltd.
BOTONG INVESTMENT
XA SPDB Investment Managers Co., Ltd.
Qianhai Dengcheng
Foresea Life Insurance
Chaser Asset Management
PICC Pension
MagniFount (Zhuhai) Asset Management Co., Ltd.
Shanghai Richen Asset Management Co., Ltd.
Rongtong Fund Management Co., Ltd.
UBS Securities
Samsung Investment

Sanya Hongsheng Private Fund Management Co., Ltd.
Xiamen Zhihao Asset Management Co., Ltd.
Xiamen Shuanghongyuan Investment Co., Ltd.
Shanxi SECURITIES Co., Ltd. (Shanghai)
Banyan Partners
Shanghai Bohong Capital Management Co., Ltd.
Shanghai Daweide Investment Co., Ltd.
Shanghai Dingtian Investment Co., Ltd.
Shanghai International Trust Co., Ltd.
Shanghai Colight Asset Management Co., Ltd.
Shanghai Hexi Capital Management Co., Ltd.
Shanghai Heou Investment Management Co., Ltd.
Shanghai HeXi Youfang Investing Co., Ltd.
Shanghai Hongshang Asset Management
Shanghai Eureka Investment Partner Co., Ltd.
Shanghai Kandao Asset Management Co., Ltd.
Shanghai Blueink Investment Management Co., Ltd.
Regan Asset Management Limited
Shanghai Liuhe Investment Co., Ltd.
Shanghai Mingyu Asset Management Co., Ltd.
Shanghai Minghe Investment Management Co., Ltd.
Shanghai S-land
Hainan Ping An Private Fund Management Co., Ltd.
Pawoof Asset Management
Shanghai Qinchen Private Equity Fund Management Partnership (Limited Partnership)
Shanghai Qingfund Asset Management Center
Shanghai Tinnyinvestment Co., Ltd.
Shanghai Xitai Investment Management Co., Ltd.
Shanghai Xiangchu Capital Management Co., Ltd.
WIN SHARE ASSET Management Company Limited
Shanghai Yongxing Securities Asset Management Co., Ltd.
Shanghai Yude Capital Management Center (Limited Partnership)
Shanghai Primewaters Asset Management Co., Ltd.
Shagnhai Zhongyu Investment Co., Ltd.
BOSC Asset Management Co., Ltd.
Shenwan Hongyuan Securities
Shenwan Hongyuan Securities
SZITIC
Shenzhen Dahao Holding Co., Ltd.
Shenzhen Depu Investment Co., Ltd.
Shenzhen Duliang Capital Investment Management Co., Ltd.
Shenzhen Foxon Investment Management Co., Ltd.
Shenzhen Qisheng Fund Management Co., Ltd.

Shenzhen Qianhai Chengshi Fund Management Co., Ltd.
Shenzhen Qianhai Guhe Asset Management Co., Ltd.
Shenzhen Haiya Financial HOLDINGS Co., Ltd.
Shenzhen Qianhai Junguan Asset Management Co., Ltd.
Shenzhen Shangdao Investment Fund Co., Ltd.
Shenzhen HighGear Investment Partners
Shenzhen Shangcheng Asset Management Co., Ltd.
Shenzhen Songhe Growth Fund Management Co., Ltd.
Shenzhen Weiming Hengyuan Investment Management Co., Ltd.
Shenzhen Kwt Co., Ltd.
Shenzhen Enjoy Equity Investment Fund Management Co., Ltd.
Shenzhen Yuanwangjiao Partnership - Yuanwangjiao Rongyuan Phase 6
Shenzhen Zoomtrend Investment Management Co., Ltd.
Mega Trust
Taimeng Investment
CPIC
Taiping Asset
Taikang Asset
Tailin Private Equity Fund Management (Hainan) Co., Ltd.
Tiancheng Holdings (Beijing) Co., Ltd.
Tianhong Fund
Tianjin STATE-OWNED CAPITAL Investment and Management Co., Ltd.
China Nature Asset Management Co., Ltd.
Tongben Investment
Sunsource Investment
Perfect World Games Co., Ltd.
Vanho Securities Co., Ltd. Private Department
Wanjia Asset Management Co., Ltd.
Wellington Capital
Minmetals Trust
Xi'an Waterfall Asset Management Co., Ltd.
Western Leadbank Fund Management Company Limited
Tibet Dongcai Fund Management Co., Ltd.
Tibet Hezhong Yisheng Investment Management Co., Ltd.
Tibet Cathay Fortune Investment Co., Ltd.
Southwest Securities
SHIVA FUND
Xiniu Investment Management (Beijing) Co., Ltd.
U Capital
New China Fund
Xinhua Asset Management Co., Ltd.
Xincheng Life
Cinda Fund Management
Industrial Fund

Industrial Bank Co., Ltd.
INDUSTRIAL SECURITIES ASSET MANAGEMENT
Aegon-industrial Fund Management
Industrial Securities Asset Management Co., Ltd.
Xuanyuan investment
E Fund
Yimi Fund
Galaxy Asset
Yinhua Fund
Yingda Insurance Asset Management
Infore Capital
Maxwealth Fund
Finsights Fund Managemant Co., Ltd.
DMJ Capital Limited
Yuance Investment
Sino-Ocean Capital
Yuexi Fund
Zeyuan Asset Management Co., Ltd.
Great Wall Wealth Insurance Asset Management Co., Ltd.
Changjiang Machinery
CHANGJIANG ASSET MANAGEMENT
Changsheng Fund Management Co., Ltd.
Changxin Fund
China Merchants Fund Management Co., Ltd.
Zoomtrend Investment
Zhejiang Houxin Asset Management Co., Ltd.
Zhejiang Jiuzhang Asset Management Co., Ltd.
Zheshang Fund Management Co., Ltd.
Zheshang Securities Co., Ltd.
Loyal Valley Capital
Zhengyuan Investment
Zhong Chuan Finance Co., Ltd.
Picc Asset Management Company Limited
China Life Asset Management Company Limited
CPIC
China Galaxy Securities Co., Ltd.
CHINA RE
Zhonghai Fund Management Co., Ltd.
Bank of Beijing Scotiabank
CICC
CICC Fund Management Co., Ltd.
CICC Asset Management
COFCO Trust Co.
Lombarda China Fund Management Co., Ltd.

Zhongrong International Trust Co., Ltd.
Zhongtai Securities Co., Ltd.
CITIC Prudential
CITIC Private Equity Funds Management Co., Ltd.
China Fund Management Co., Ltd.
China Securities Co., Ltd.
CITIC Trust PE Co., Ltd.
CITIC Trust
China CITIC BANK
Citic Asset Management
BOC Investment
China Post Fund Management Co., Ltd.
China CITIC BANK Corporation Limited
China Post Life Insurance Co., Ltd.
China Post Securities Co., Ltd.
Chongyang Investment
TREND
Zige Investment
Zijin Mining Group Capital Investment Co., Ltd.
Palm Bay Investment

*          *          *
The following information is provided in connection with the furnishing of the above Record of August 2022 Investor Relation Activity of ACM Research (Shanghai), Inc. (the “Record”) pursuant to the Current Report on Form 8-K reporting requirements of ACM Research, Inc.:

Forward-Looking Statements
Information presented in the Record includes forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in the Record that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements are based on ACMSH management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the following, any of which could be exacerbated even further by the continuing COVID-19 outbreak in China and globally: anticipated customer orders or identified market opportunities may not grow or develop as anticipated; customer orders already received may be postponed or canceled; ACMSH may be unable to obtain the qualification and acceptance of its delivered tools when anticipated or at all, which would delay or preclude ACMSH’s recognition of revenue from the sale of those tools; suppliers may not be able to meet ACMSH’s demands on a timely basis; ACMSH’s technologies and tools may not gain market acceptance; ACMSH may be unable to compete effectively by, among other things, enhancing its existing tools, adding additional production capacity and engaging additional major customers; ACMSH may incur significant expenses long before it can recognize revenue from new products, if at all, due to the costs and length of research, development, manufacturing and customer evaluation process cycles; volatile global economic, market, industry and other conditions could result in sharply lower demand for products containing semiconductors and for ACMSH’s products and in disruption of capital and credit markets; ACMSH’s failure to successfully manage its operations, including its inability to hire, train, integrate and manage additional qualified engineers for research and development activities; and trade regulations, currency fluctuations, political instability and war may materially adversely affect ACMSH due to its substantial non-U.S. customer and supplier base and its substantial non-U.S. manufacturing operations. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACMSH. ACMSH undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.